FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 30, 1997



       Residential Funding Mortgage Securities I, Inc.

(Exact name of registrant as specified in its charter)

        DELAWARE             333-4846                75-2006294
(State or other jurisdiction (Commission   (I.R.S. employer
of incorporation)             file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN    55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)


                                         Exhibit Index located on page 4.


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c) Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                  Sequentially
Exhibit                           Numbered
Number                            Exhibit
                                                                           Page


10.1 Pooling and Servicing Agreement, dated 004 as of January 1, 1997 among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

10.2     Financial Guaranty Insurance Policy issued
                  by Financial Security Assurance Inc. in
                  connection with the Residential Funding
                  Mortgage Securities I, Inc., Mortgage Pass-
                  Through Certificates, Series 1997-S2, Class A-4.



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                                                    SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES I, INC.



                                         By:
                                         Name:   Randy Van Zee
                                         Title:  Vice President


Dated:  February 10, 1997



                                                         3

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                                                           Exhibit 10.1






                                          Pooling and Servicing Agreement

                                                               Exhibit 10.2






                                        Financial Guaranty Insurance Policy





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